Exhibit 10.4

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 14, 2014 (this “Amendment”), by and among the Borrowers (as defined below), the Lenders party hereto and the Administrative Agent (as defined below).  Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 28, 2013 (as amended, restated, amended and restated or otherwise modified, the “Credit Agreement”), by and among AXIALL CORPORATION, a Delaware corporation (“Axiall”), EAGLE SPINCO INC., a Delaware corporation (“Eagle”), ROYAL GROUP, INC., a Canadian federal corporation (“Royal Group” and, together with Axiall and Eagle, the “Borrowers”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent (in such capacity, “Administrative Agent”), the Lenders (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement) and the other parties thereto.

WHEREAS, pursuant to Section 4.2(d) of the Credit Agreement, the Borrowers are required to deliver a Borrowing Base Certificate for the calendar month ended January 31, 2014 (the “January BBC”) by February 14, 2014;

WHEREAS, the Borrowers have requested that the Required Lenders agree to extend the date on which the January BBC is required to be delivered from February 14, 2014 to February 28, 2014;

WHEREAS, subject to the terms and conditions set forth herein, the Lenders party hereto have agreed to such extension;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.              Amendment.

(a)           Section 4.2(d) of the Credit Agreement is hereby amended by adding the following parenthetical immediately following the phrase “within ten (10) Business Days after the end of each calendar month”:

“(or, solely with respect to the calendar month ending January 31, 2014, within twenty (20) Business Days after the end of such calendar month)”

Section 2.              Representations and Warranties.  The Borrowers represent and warrant to the Administrative Agent and the Lenders as of the date hereof that:

(a)           This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms.

(b)           After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent such representation or warranty relates to an earlier date (in which event such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein (as of such earlier date).

(c)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.              Conditions to Effectiveness.  This Amendment shall become effective when the Administrative Agent (or its counsel) shall have received from (a) the Required Lenders and (b) the Borrowers, a counterpart of this Amendment signed on behalf of such party.

Section 4.              Expenses.  Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent.

Section 5.              Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 6.              Governing Law.  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT.

Section 7.              Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 8.              Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AXIALL CORPORATION,
as Borrower

By:
Name:
Title:

EAGLE SPINCO INC.,
as Borrower

By:
Name:
Title:

ROYAL GROUP, INC.,
as Borrower

By:
Name:
Title:

Signature Page to Amendment No. 1

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

ROYAL BANK OF CANADA,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

BARCLAYS BANK PLC,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1